Exhibit 10.1

SUPPLEMENT AGREEMENT

THIS SUPPLEMENT AGREEMENT (this “Agreement”) is made this 10th day of August, 2020, by and among STRATEGIC EDUCATION, INC., a Maryland corporation, formerly known as Strayer Education, Inc., a Maryland corporation (the “Borrower”), STRAYER UNIVERSITY, LLC, a Maryland limited liability company, formerly known as The Strayer University Corporation, a Maryland corporation, formerly known as Strayer University, Inc., a Maryland corporation (and successor by merger to New York Code and Design Academy, Inc., a Delaware corporation, The New York Code and Design Academy Pennsylvania, Inc., a Delaware corporation, NYCDA Realty, LLC, a New York limited liability company, and DevMountain, LLC, a Utah limited liability company) (“SU”), Capella Education Company, a Minnesota corporation (“Capella”), CAPELLA UNIVERSITY, LLC, a Minnesota limited liability company, formerly known as Capella University, Inc., a Minnesota corporation (“CU”), CAPELLA LEARNING SOLUTIONS, LLC, a Delaware limited liability company (“CLS”), SOPHIA LEARNING, LLC, a Delaware limited liability company (“Sophia”), and HACKBRIGHT ACADEMY, INC., a Delaware corporation (“Hackbright” and together with SU, Capella, CU, CLS and Sophia, collectively, the “Subsidiary Loan Parties,” and each, a “Subsidiary Loan Party,” and the Subsidiary Loan Parties together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”), TRUIST BANK, a North Carolina banking corporation, successor by merger to SunTrust Bank, a Georgia banking corporation (“Truist”), BANK OF AMERICA, N.A. (“Bank of America,” and together with Truist, collectively, the “Increase Lenders,” and each, an “Increase Lender”), and TRUIST BANK, successor by merger to SunTrust Bank, as administrative agent for the Lenders referred to below (the “Administrative Agent”), as issuing bank (the “Issuing Bank”), and as swingline lender (the “Swingline Lender”). Reference is made to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 8, 2012, by and among the Borrower, certain banks and other financial institutions from time to time parties thereto (the “Lenders”), and the Administrative Agent, as amended by the First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 2, 2015, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, as amended by the Supplement and Joinder Agreement, dated as of July 2, 2015, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, as amended by the Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 12, 2016, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent, as amended by the Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement and Amendment to Other Loan Documents, dated as of August 1, 2018, by and among the Borrower, the other Loan Parties, the Lenders party thereto, and the Administrative Agent (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used herein and not herein defined shall have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Increase Lenders, which are parties to the Credit Agreement immediately prior to the date hereof, have agreed to increase their respective Revolving Commitments; and

WHEREAS, after giving effect hereto, the Revolving Commitments and the Aggregate Revolving Commitments and the total Commitments of the Lenders, will be adjusted as reflected on Annex 1 attached hereto, such that, after giving effect hereto, the Aggregate Revolving Commitments will be $350,000,000; and

WHEREAS, the Administrative Agent is willing to give effect hereto provided that the Borrower, the other Loan Parties, the Administrative Agent and the Increase Lenders enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1.            Incorporation of Recitals. The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.

2.            Intentionally Deleted.

3.            Funding of Commitments. Pursuant to Section 2.2 of the Credit Agreement, each Increase Lender hereby agrees to fund its respective Commitment with each Lender having the resulting Revolving Commitment and total Commitment set forth on Annex 1 attached hereto.

4.            Intentionally Deleted.

5.            Intentionally Deleted.

6.            Effectiveness of Agreement. This Agreement and the amendments contained herein shall become effective on the date (the “Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)          The Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto, as well as allonges to the Revolving Credit Notes or amended and restated Revolving Credit Notes and/or new Revolving Credit Notes, in the principal amount of each Increase Lender’s Revolving Commitment (after giving effect to this Agreement), made payable to the order of such Increase Lender, duly executed and delivered by all parties thereto (collectively, the “Modification Documents”).

(b)          After giving effect hereto, no event shall have occurred and be continuing that constitutes a Default or an Event of Default.

(c)          All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Effective Date as if made on and as of such Effective Date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date).

(d)          The Borrower shall have delivered to the Administrative Agent a certificate of the Secretary or Assistant Secretary of each Loan Party in form and substance reasonably acceptable to the Administrative Agent, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Modification Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Modification Documents to which it is a party.

(e)          The Administrative Agent and the Joint Lead Arrangers shall have received reasonably satisfactory evidence that the Borrower is in compliance with the financial covenants contained in Article 6 of the Credit Agreement (including Section 6.3) on a pro forma basis after giving effect hereto.

(f)           The Administrative Agent shall have received evidence that the Borrower has received, or will receive contemporaneously with the effectiveness hereof, gross proceeds of an equity offering in an amount not less than $225,000,000.

(g)          All documents delivered pursuant to this Agreement must be of form and substance reasonably satisfactory to the Administrative Agent.

(h)          Payment by the Borrower in immediately available funds of the fees and expenses required to be paid by Section 12 of this Agreement.

7.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

8.            No Further Amendments. Nothing in this Agreement or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

9.            Representations and Warranties. Each of the Borrower and each other Loan Party represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body and (ii) all other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents to which it is a party, are true and correct in all material respects (or, if qualified by materiality, in all respects) on the Effective Date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date). Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender that, after giving effect to the terms of this Agreement, no Default has occurred and been continuing.

10.          Confirmation of Lien. Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect such lien, charge or encumbrance or the priority thereof over other liens, charges, encumbrances or conveyances.

11.          Ratification. Other than as set forth herein, the terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.

12.          Fees and Expenses. The Borrower agrees to pay the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation, due diligence and administration of this Agreement.

13.          Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.          Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia. THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

15.          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

STRATEGIC EDUCATION, INC., a Maryland corporation, formerly known as Strayer Education, Inc., a Maryland corporation

By:	/s/ Daniel Jackson
Name:	Daniel Jackson
Title:	Executive Vice President, Chief Financial
Officer, and Treasurer

SUBSIDIARY LOAN PARTIES:

STRAYER UNIVERSITY, LLC, a Maryland limited liability company

By:	/s/ Cale Holman
Name:	Cale Holman
Title:	Provost and Chief Academic Officer, and
Acting President

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Capella Education Company, a Minnesota corporation

By:	/s/ Daniel Jackson
Name:	Daniel Jackson
Title:	Vice President and Treasurer

CAPELLA UNIVERSITY, LLC, a Minnesota limited liability company

By:	/s/ Richard Senese
Name:	Dr. Richard Senese
Title:	President

CAPELLA LEARNING SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Daniel Jackson
Name:	Daniel Jackson
Title:	Treasurer

SOPHIA LEARNING, LLC, a Delaware limited liability company

By:	/s/ Daniel Jackson
Name:	Daniel Jackson
Title:	Treasurer

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HACKBRIGHT ACADEMY, INC., a Delaware corporation

By:	/s/ Daniel Jackson
Name:	Daniel Jackson
Title:	President and Chief Financial Officer

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INCREASE LENDERS:

TRUIST BANK, successor by merger to SunTrust Bank
as a Lender

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Senior Vice President

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BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Monica Sevila
Name:	Monica Sevila
Title:	Senior Vice President

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Consented and agreed to:

TRUIST BANK, successor by merger to SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Senior Vice President

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Annex 1

COMMITMENT AMOUNTS

Lender	Revolving Commitment Amount
Truist Bank, successor by merger to SunTrust Bank	$115,000,000
Bank of America, N.A.	$75,000,000
PNC Bank, National Association	$55,000,000
Bank of Montreal	$35,000,000
Associated Bank	$20,000,000
Bank of the West	$20,000,000
TD Bank, N.A.	$20,000,000
Atlantic Union Bank, successor by merger to Union Bank & Trust	$10,000,000
Total	$350,000,000